UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 12, 2014

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On March 12, 2014, the Company formally notified KPMG LLP that the Audit Committee had approved the dismissal of KPMG LLP as the Company’s independent registered public accounting firm upon completion of KPMG LLP’s audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting for the year ended December 31, 2013, the issuance of KPMG LLP’s reports thereon and the filing of the Company’s Form 10-K related thereto. KPMG LLP served as the Company’s independent registered public accounting firm since 2002.

KPMG LLP’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through March 12, 2014 (the date of the dismissal of KPMG LLP), there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG LLP with a copy of the disclosures made in this Current Report on Form 8-K (this “Report”) prior to the time this Report was filed with the SEC. The Company requested that KPMG LLP furnish a letter addressed to the SEC stating whether or not it agrees with the statements made in this Report. A copy of KPMG LLP’s letter dated March 13, 2014 is attached as Exhibit 16.1 to this Report.

(b) Appointment of new independent registered public accounting firm

On March 12, 2014, the Company engaged Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through March 12, 2014 (the date of the engagement of Grant Thornton LLP), neither the Company nor anyone acting on its behalf has consulted with Grant Thornton LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

Not Applicable.

(b)     Pro Forma Financial Information.

Not Applicable.

(c)     Shell Company Transactions.

Not Applicable.

(d)     Exhibits.

Exhibit No.	Description

16.1	Letter from KPMG LLP dated March 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: March 13, 2014	By:	/s/ James J. Hinnendael
James J. Hinnendael
Its: Chief Financial Officer

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from KPMG LLP dated March 13, 2014 (included herewith).

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